Organization and Principal Activities	12 Months Ended
Dec. 31, 2013
Organization and Principal Activities [Abstract]
Organization and Principal Activities

1. Organization and Principal Activities

Phoenix New Media Limited (“PNM”, or the “Company”) was incorporated in the Cayman Islands on November 22, 2007 by Phoenix Satellite Television (B.V.I.) Holding Limited (the “Parent”), a subsidiary of Phoenix Satellite Television Holdings Ltd. (the “Phoenix TV”). Phoenix TV, its subsidiaries and variable interest entities (“VIEs”) are collectively referred to as the Phoenix TV Group. As of December 31, 2013, the Company had seven subsidiaries, two VIEs for which a subsidiary of the Company is the primary beneficiary, and five subsidiaries of a VIE. The Company, its subsidiaries, VIEs and subsidiaries of one of the VIEs are hereinafter collectively referred to as the “Group”. The Group generates revenues from providing advertising services on its websites and paid services, which include mobile value-add services (“MVAS”) and games and others. The VIEs, each of which is owned by two People’s Republic of China (“PRC”) citizens, hold the necessary licenses and approvals to operate Internet-related businesses in the PRC. In addition, the VIEs are in the process of applying for certain licenses for the operations of their businesses, including Internet audio-visual program transmission license and Internet news license.

The details of the subsidiaries, VIEs and the subsidiaries of one of the VIEs as of December 31, 2013 are set out below:

			Percentage
			of Direct or
			Indirect
	Place of	Date of	Economic	Principal
Name	Incorporation	Incorporation	Ownership	Activity
Direct subsidiaries:
Phoenix Satellite Television Information Limited	British Virgin Islands (“BVI”)	September 1, 1999	100%	Investment holding
Phoenix New Media (Hong Kong) Company Limited	Hong Kong	February 24, 2011	100%	Advertising
Phoenix FM Limited	Cayman Islands	August 29, 2013	100%	Investment holding
Indirect subsidiaries:
Fenghuang On-line (Beijing) Information Technology Co., Ltd. (“Fenghuang On-line”)	PRC	December 20, 2005	100%	Technical consulting
Beijing Fenghuang Yutian Software Technology Co., Ltd. (“Fenghuang Yutian”)	PRC	June 15, 2012	100%	Software development
Fenghuang Feiyang (Beijing) New Media Information Technology Co., Ltd. (“Fenghuang Feiyang”)	PRC	October 25, 2013	100%	Technical consulting
Phoenix FM (Hong Kong) Company Limited	Hong Kong	October 24, 2013	100%	Investment holding
VIEs:
Beijing Tianying Jiuzhou Network Technology Co., Ltd. (“Tianying Jiuzhou”)	PRC	April 18, 2000	100%	Advertising, MVAS, and games and others
Yifeng Lianhe (Beijing) Technology Co., Ltd. (“Yifeng Lianhe”)	PRC	June 16, 2006	100%	MVAS
Direct subsidiaries of Tianying Jiuzhou:
Beijing Tianying Chuangzhi Advertising Co., Ltd. (“Tianying Chuangzhi”)	PRC	February 8, 2010	100%	Advertising
Beijing Jirong Wenhua Culture Communication Co., Ltd. (“Jirong Wenhua”)	PRC	June 1, 2012	100%	Publishing
Tianjin Fenghuang Mingdao Culture Communication Co., Ltd. (“Fenghuang Mingdao”)	PRC	May 24, 2013	100%	Advertising
Beijing Fenghuang Tianbo Network Technology Co., Ltd. (“Fenghuang Tianbo”)	PRC	May 31, 2013	51%	Advertising
Beijing Tianying Chuangzhan Culture Communication Co., Ltd. (“Tianying Chuangzhan”)	PRC	July 29, 2013	100%	Advertising

In order to comply with Chinese laws and regulations that prohibit or restrict foreign ownership of companies that operate Internet content and advertising businesses, for the years presented prior to December 31, 2009, Fenghuang On-line has entered into technical service agreement (“Service Agreement”) with Tianying Jiuzhou, the PRC legal entity that has the licenses to operate such businesses, and was effectively absorbing the majority of Tianying Jiuzhou’s residual returns and expected losses.

The paid-in capital of Yifeng Lianhe, which also has licenses to operate Internet content businesses in PRC, was loaned by Tianying Jiuzhou. Through the aforementioned activities, Tianying Jiuzhou and Yifeng Lianhe are considered VIEs in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Fenghuang On-line is entitled to substantially all the economic risks and rewards associated with Tianying Jiuzhou and Yifeng Lianhe, and is the primary beneficiary of these entities. On December 31, 2009, a series of agreements (the “Contractual Agreements”) were entered into among Fenghuang On-line, Tianying Jiuzhou, Yifeng Lianhe and the VIEs’ legal shareholders. Fenghuang On-line also repaid the paid-in-capital of Tianying Jiuzhou to its legal shareholders amounted to RMB7.9 million upon entering into the Contractual Agreements in 2010.

Voting Right Entrustment Agreements

Pursuant to the voting right entrustment agreements among the VIEs, their legal shareholders and Fenghuang On-line, each legal shareholder of the VIEs has agreed to grant a person designated by Fenghuang On-line the right to exercise their rights as shareholders, including all voting rights, as well as rights to attend and propose the convening of shareholder meetings. Unless otherwise required by law, the voting right entrustment agreements will remain in effect indefinitely unless both parties agree to terminate the agreement in writing, or unless Fenghuang On-line decides in its discretion to terminate the relevant agreement.

Exclusive Equity Option Agreements

Under the exclusive equity option agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs irrevocably granted Fenghuang On-line or its designated person an irrevocable, unconditional and exclusive option to purchase, to the extent permitted by applicable PRC laws, all of the equity interest in the VIEs from the legal shareholders. The purchase price for the entire equity interest is to be calculated based on the paid-up amount of the relevant equity interest or the minimum price permitted by applicable PRC laws. The exclusive equity option agreement will remain in effect until all of the equity interests in the VIEs have been duly transferred to Fenghuang On-line or its designated representative.

Loan Agreements

Pursuant to the loan agreements among Fenghuang On-line and the VIEs’ legal shareholders, Fenghuang On-line granted interest-free loans to the legal shareholders of the VIEs in the amount that is equal to their respective capital contribution in the VIEs. The loans can be repaid only with proceeds from the sale of all of the respective shareholder’s equity interests in the applicable VIE to Fenghuang On-line or its designated representatives pursuant to the applicable exclusive equity option agreement. The term of each loan is ten years, and may be extended upon mutual agreement of the parties.

Equity Pledge Agreements

Under the equity pledge agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs have pledged their respective equity interests in the VIEs to Fenghuang On-line to secure the performance of the obligations of the VIEs and their legal shareholders under the applicable exclusive technical licensing and services agreement, voting right entrustment agreement, exclusive equity option agreement and loan agreement. The equity pledge agreements will remain in effect until the secured obligations have been fully performed by the VIEs or released by Fenghuang On-line.

Exclusive Technical Licensing and Service Agreements

Under the exclusive technical licensing and service agreements between Fenghuang On-line and each of the VIEs, Fenghuang On-line has the exclusive right to provide technical and consulting services to the VIEs, including developing and upgrading various software, developing system technology, maintaining operational hardware and providing various training and consulting services, among other services. The VIEs have agreed to pay a service fee to Fenghuang On-line equal to a certain percentage of their respective annual revenues plus a special service fee for certain services rendered by Fenghuang On-line at the request of the VIEs. The technical service agreements also transfer all of the economic benefit of intellectual property created by the VIEs to Fenghuang On-line. Each exclusive technical services agreement will remain in effect indefinitely and can be terminated only by Fenghuang On-line unless otherwise required by law.

The Group has evaluated the relationship among the Company, Fenghuang On-line and the VIEs in accordance with U.S. GAAP. Pursuant to the voting right entrustment agreements, the Company has obtained power, as granted to the legal shareholders by the applicable PRC law and under the articles of association of the VIEs, to direct all significant activities of the VIEs, which include but are not limited to budgeting, financing, and making other strategic and operational decisions, and will significantly impact the VIEs’ economic performance. Pursuant to the exclusive technical licensing and service agreements and other agreements, the Company has the right to receive benefits of the VIEs in the form of technical service fees, which could potentially be significant to the VIEs’ net income. In addition, the Company has right to receive all the residual assets of the VIEs through exercise of the exclusive equity option agreements. As a result, the Company, through Fenghuang On-line, is considered the primary beneficiary of the VIEs and therefore includes the VIEs’ assets, liabilities and operating results in its consolidated financial statements. With the Contractual Agreements with the VIEs, the Company has power to direct activities of the VIEs, and can freely have assets transferred out of the VIEs without any restrictions. Only the registered capital and PRC statutory reserves of the VIEs amounted to RMB25.5 million (US$4.2 million) as of December 31, 2013 can be used to solely settle obligations of the VIEs. As both the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, the creditors of the VIEs’ liabilities do not have recourse to the general credit of the Company. The amounts of the consolidated VIEs current liabilities without recourse to the Company disclosed on the face of the consolidated balance sheets have excluded the amounts due to inter-company entities.

The following tables set forth the assets, liabilities, results of operations and cash flows of the consolidated VIEs:

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
Current assets	613,359	1,132,220	187,029
Non-current assets	50,442	43,736	7,225
Total assets	663,801	1,175,956	194,254
Accounts payable	150,367	217,556	35,938
Amounts due to related parties	2,167	509	84
Amounts due to inter-company entities	314,966	676,275	111,713
Advances from customers	5,335	10,519	1,738
Taxes payable	29,605	15,631	2,582
Salary and welfare payable	49,199	87,293	14,420
Accrued expenses and other current liabilities	32,479	50,389	8,323
Current liabilities	584,118	1,058,172	174,798
Long-term liabilities	7,996	12,231	2,020
Total liabilities	592,114	1,070,403	176,818

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Revenues	939,954	1,105,053	1,418,693	234,351
Net (loss)/income	(6,757)	16,359	14,851	2,453

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Net cash provided by operating activities	46,032	118,870	406,898	67,215
Net cash used in investing activities	(16,144)	(29,578)	(8,202)	(1,355)
Net cash used in financing activities	(4,066)	—	—	—

As of December 31, 2013, the total assets for the consolidated VIEs mainly comprised of cash and cash equivalents, restricted cash, accounts receivable, prepayment and other current assets, amounts due from related parties and property and equipment, there was no pledge or collateralization of these assets. Unrecognized revenue-producing assets that are held by the VIEs comprise of the Internet Content Provision License, the Online Culture Operating Permit, the Internet Publication License, the Permit for Production and Operation of Radio and TV Programs, the Value-added Telecommunications Business Operating License, trademark, and domain name. Recognized revenue-producing assets that are held by the VIEs comprise of Property and Equipment. As of December 31, 2013, the total liabilities for the consolidated VIEs mainly comprised accounts payable, amounts due to related parties, amounts due to inter-company entities, advances from customers, salary and welfare payable, taxes payable and accrued expenses and other current liabilities. The inter-company technical services fees charged by other entities of the Group to the consolidated VIEs were included in the net (loss)/income of the consolidated VIEs amounted to RMB192.6 million, RMB186.0 million and RMB380.9 million (US$62.9 million) for the years ended December 31, 2011, 2012 and 2013, respectively. The balances and transactions of the consolidated VIEs were reflected in the Company's consolidated financial statements with inter-company transactions eliminated.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the VIEs. As the Company is conducting its Internet-related business mainly through the VIEs, the Company may provide such support on a discretional basis in the future, which could expose the Company to a loss.

It is possible that the Company's operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC laws and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. If such a finding were made, regulatory authorities with jurisdiction over the licensing and operation of such operations businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Company's income, revoking the business or operating licenses of the affected businesses, requiring the Company to restructure its ownership structure or operations, or requiring the Company to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Company's business operations, and have a materially adverse impact on the Company's cash flows, financial position and operating performance. Base on the fact that the Group did not receive any notice of warning from PRC regulatory authorities as of December 31, 2013, the Company's management considers the possibility of such a finding by PRC regulatory authorities to be remote.

In addition, it is possible that the contracts with the Company, the Company's VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event that the Company was unable to enforce these contractual arrangements, the Company would not be able to exert effective control over the affected VIEs. Consequently, such VIE's results of operations, assets and liabilities would not be included in the Company's consolidated financial statements. If such were the case, the Company's cash flows, financial position and operating performance would be materially adversely affected. The Company's contractual arrangements with respect to its consolidated VIEs are approved and in place. The Company's management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Company's operations and contractual relationships would find the contracts to be unenforceable.

There is no entity in the Group for which the Company has variable interest but is not the primary beneficiary as of December 31, 2013.